EXHIBIT K

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IP INTERCONNECT POINT                                           OTHER COMPANY    ILLINOIS POWER     GOVERNING AGREEMENT / TARIFF
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                                                                TRANS-  DISTRI-  TRANS-  DISTRI-
                                                               MISSION  BUTION  MISSION  BUTION
                                                               VOLTAGE  VOLTAGE VOLTAGE  VOLTAGE
           NAME                      DESCRIPTION                (KV)     (KV)    (KV)     (KV)
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AMEREN - ADM
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
ADM North B018 (Line     Interconnection point on the            138              138           IP Open Access Transmission Tariff
ADM-3439)                switchyard side termination point
                         of circuit switcher B018 at the ADM
                         North Substation
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ADM North B028 (Line     Interconnection point on the            138              138           IP Open Access Transmission Tariff
ADM-3446)                switchyard side termination point
                         of circuit switcher B028 at the ADM
                         North Substation
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ADM North B038 (Line     Interconnection point on the            138              138           IP Open Access Transmission Tariff
ADM-3445 & 3449)         switchyard side termination point
                         of circuit switcher B038 at the ADM
                         North Substation
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ADM North C345           Interconnection point on the                    34.5             34.5  IP Open Access Transmission Tariff
(Capacitor Bank)         North 34.5 kV bus side termination
                         point of C345 at the ADM North
                         Substation
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ADM North C346           Interconnection point on the                    34.5             34.5  IP Open Access Transmission Tariff
(Capacitor Bank)         North 34.5 kV bus side termination
                         point of C346 at the ADM North
                         Substation
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ADM North C347           Interconnection point on the                    34.5             34.5  IP Open Access Transmission Tariff
(Capacitor Bank)         North 34.5 kV bus side termination
                         point of C347 at the ADM North
                         Substationx
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ADM Fairies Parkway      Interconnection point on the West       138              138           IP Open Access Transmission Tariff
B018 (Line ADM-3120)     termination point of disconnect
                         switch B018 at the Faries Parkway
                         Substation
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ADM Fairies Parkway      Interconnection point on the West       138              138           IP Open Access Transmission Tariff
B028 (line ADM-3220)     termination point of disconnect
                         switch B028 at the Faries Parkway
                         Substation
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ADM Fairies Parkway      Interconnection point on the West               34.5             34.5  IP Open Access Transmission Tariff
C345 (Capacitor Bank)    termination point of disconnect
                         switch C345 at the Faries Parkway
                         Substation
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                                                                          1
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ADM Fairies Parkway      Interconnection point on the West               34.5             34.5  IP Open Access Transmission Tariff
C346 (Capacitor Bank)    termination point of disconnect
                         switch C346 at the Faries Parkway
                         Substation
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AMEREN - CIPS
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Coffeen 345 (Line 4551)  CIPS-IP Connection 1; where the IP      345              345           Union Electric and CIPS (Ill-Mo Pool
                         345 kV line from UE Roxford                                            Interconnection Agreement)
                         Substation connects to the
                         structure at the CIPS Coffeen Power
                         Station
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Pana (Line 1462 & 1466)  CIPS-IP Connection 2; where the IP      138              138           Union Electric and CIPS (Ill-Mo Pool
                         138 kV Decatur-Pana Line 1462 and                                      Interconnection Agreement)
                         Pana-Midway Line 1466 connect to
                         the structure at CIPS North Pana
                         Substation
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Mt. Vernon               CIPS-IP Connection 3; where the         138              138           Union Electric and CIPS (Ill-Mo Pool
                         CIPS 138 kV Pana-Mt. Vernon and Mt.                                    Interconnection Agreement)
                         Vernon-W. Frankfort lines connect
                         to the structure at the IP West Mt.
                         Vernon Substation
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Gibson City (Line 1582)  CIPS-IP Connection 4; where the IP      138              138           Union Electric and CIPS (Ill-Mo Pool
                         138 kV Bloomington to Gibson City                                      Interconnection Agreement)
                         line connects to structure at the
                         CIPS Gibson City Substation
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Vermilion                CIPS-IP Connection 5; where the         138              138           Union Electric and CIPS (Ill-Mo Pool
                         CIPS 138 kV Paxton-Vermilion line                                      Interconnection Agreement)
                         connects to the IP structure at
                         Vermilion Power Station
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Grand Tower (Line 1476)  CIPS-IP Connection 6; where the         138              138           Union Electric and CIPS (Ill-Mo Pool
                         CIPS 138 kV line connects to the IP                                    Interconnection Agreement)
                         structure #121 in the IP
                         Steeleville-Grand Tower 138 kV Line
                         1476
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West Frankfort (Line     CIPS-IP Connection 7; where the IP      138              138           Union Electric and CIPS (Ill-Mo Pool
1526)                    138 kV Ashley line connects to the                                     Interconnection Agreement)
                         structure at CIPS West Frankfort
                         Substation
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                                                                          2
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Havana                   CIPS-IP Connection 8; where the         138              138           Union Electric and CIPS (Ill-Mo Pool
                         CIPS 138 kV Ipava-Havana line connects                                 Interconnection Agreement)
                         to the west approach tower of the
                         IP Illinois River Crossing near Havana
                         Power Station
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Canton (Line 1362A)      CIPS-IP Connection 9; where CIPS'       138              138           Union Electric and CIPS (Ill-Mo Pool
                         138 kV line from Canton connects to                                    Interconnection Agreement)
                         IP's 138 kV Havana-Monmouth
                         Boulevard line at Structure No. 171
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Concord (Line 6655)      CIPS-IP Connection 10; where the IP              69               69   Union Electric and CIPS (Ill-Mo Pool
                         69 kV Concord Line 6655 connects to                                    Interconnection Agreement)
                         the first pole on the Meredosia
                         side of Switch No. 644 in the CIPS
                         69 kV Meredosia-Roodhouse line,
                         approximately one mile southwest of
                         Chapin, Illinois
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North Jacksonville       Appendix "I"; where the IP 69 kV                 69               69   CIPS and IP Reserve and Emergency
(used as Reserve/        Line 6653 connects to the CIPS                                         Interchange Agreement
Emergency point only)    North Jacksonville Substation
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Savoy                    CIPS-IP Connection 12; where IP 69               69               69   Union Electric and CIPS (Ill-Mo Pool
                         kV Line connects to CIPS substation                                    Interconnection Agreement)
                         structure at Savoy
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Eldorado (Lines 6643 &   CIPS-IP Connection 13; where the IP              69               69   Union Electric and CIPS (Ill-Mo Pool
6646)                    69 kV Line 6643 connects to the                                        Interconnection Agreement)
                         CIPS 69 kV Muddy-K.U. north line;
                         also where the IP 69 kV Line 6646
                         connects to the CIPS Muddy-Norris
                         City 69 kV Line
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Ridgway                  CIPS-IP Connection 14; where the                 69               69   Union Electric and CIPS (Ill-Mo Pool
                         CIPS 69 kV Muddy-KU south line                                         Interconnection Agreement)
                         connects to the IP Ridgway
                         Substation structure
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                                                                          3
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Enfield (used as         Appendix "G" where the CIPS 12 kV                12               12   -CIPS and IP Reserve and Emergency
Reserve/Emergency point  line connects to pole #1 of IP 12.5                                    Interchange Agreement
only)                    kV Enfield line approximately 4
                         miles west of Carmi, Illinois
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Brownsville (used as     Appendix "H"; where the IP 12.5 kV               12               12   -CIPS and IP Reserve and Emergency
Reserve/Emergency point  Brownsville circuit connects to                                         Iterchange Agreement
only)                    CIPS 12.5 kV North Norris city line
                         approximately 11/2miles north of
                         the North Norris City Substation.
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Roseville (Line 6630)    CIPS-IP Connection 17; where the 69              69               69   Union Electric and CIPS (Ill-Mo Pool
                         kV Line 6630 connects to CIPS                                          Interconnection Agreement)
                         substation at Roseville, Illinois
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Blandinsville            CIPS-IP Connection 18; where CIPS                69               69   Union Electric and CIPS (Ill-Mo Pool
                         69 kV line connects to the IP                                          Interconnection Agreement)
                         Blandinsville substation
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Sidney                   CIPS-IP Connection 19; where CIPS       138              138           Union Electric and CIPS (Ill-Mo Pool
                         138 kV lines from Paxton and                                           Interconnection Agreement)
                         Murdock connect to the structure at
                         the IP Sidney Substation
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 Coffeen 138 kV          CIPS-IP Connection 20; (terminated)-                                   Union Electric and CIPS (Ill-Mo Pool
(Terminated)                                                                                    Interconnection Agreement)
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Mason City (Line 1346)   CIPS-IP Interconnection 21; where       138              138           Union Electric and CIPS (Ill-Mo Pool
                         the CIPS 138 kV West Mason City                                        Interconnection Agreement)
                         Substation connects to the IP 138
                         kV Havana-Decatur Line 1346
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Shawneetown (Line 6652)  CIPS-IP Connection 22; where the IP              69               69   Union Electric and CIPS (Ill-Mo Pool
                         69 kV Line 6652 connects to the                                        Interconnection Agreement)
                         CIPS 69 kV Muddy-KU south line at
                         Structure No. 610 approximately 4
                         miles north of Shawneetown, Illinois
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                                                                          4
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Coffeen 69 kV            CIPS-IP Connection 23; where the 69              69               69   Union Electric and CIPS (Ill-Mo Pool
                         kV line terminates on CIPS' pole                                       Interconnection Agreement)
                         located 820' south of the northeast
                         corner of the NW 1/4 of Section 14,
                         T7N, R3W of the 3rd P.M.,
                         Montgomery County, Illinois
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Blue Mound (Line 1322)   CIPS-IP Connection 24; where CIPS       138              138           Union Electric and CIPS (Ill-Mo Pool
                         138 kV Explorer Pipeline Substation                                    Interconnection Agreement)
                         line connects to IP Decatur-Pana
                         Line 1462 at structure 171
                         approximately 4.0 miles west of
                         Macon, Illinois
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Bluff City (Line 1322)   CIPS-IP Connection 25; where the        138              138           Union Electric and CIPS (Ill-Mo Pool
                         CIPS 138 kV line from East Ramsey                                      Interconnection Agreement)
                         to West Kinmundy connects to the IP
                         tapping structure, located between
                         CIPS' structures 299 and 300,
                         adjacent to IP's Bluff City
                         Substation
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Mt. Vernon 42nd St.      CIPS-IP Connection 26; where the        138              138           Union Electric and CIPS (Ill-Mo Pool
                         CIPS 138 kV line from West Mt.                                         Interconnection Agreement)
                         Vernon to West Frankfort connects
                         to the IP tapping structure,
                         located between CIPS' structures
                         759 and 760, approximately one mile
                         from IP's Mt. Vernon 42nd Street
                         Substation
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West Salem (Line 1322)   CIPS-IP Connection 27; where the IP     138              138           Union Electric and CIPS (Ill-Mo Pool
                         138/69 kV West Salem Substation,                                       Interconnection Agreement)
                         located between CIPS' structures
                         537 and 538 connect to the CIPS 138
                         kV line from West Mt. Vernon to
                         West Kinmundy near Salem, Illinois
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                                                                          5
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South Havana (Line 1406) CIPS-IP Connection 28; the point,       138              138           Union Electric and CIPS (Ill-Mo Pool
                         approximately 1.75 miles from IP's                                     Interconnection Agreement)
                         Havana Station, where IP's 138 kV
                         Line # 1406 connects to the CIPS
                         tapping structure near IP's
                         Structure #14
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North Moweaqua (Line     CIPS-IP Connection 29; where the        138              138           Union Electric and CIPS (Ill-Mo Pool
1462)                    CIPS 138 kV North Moweaqua                                             Interconnection Agreement)
                         Substation line connects to the IP
                         138 kV Pana - Decatur Line #1462 at
                         structure #203 approximately 3.75
                         miles northwest of Moweaqua
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North Jacksonville       CIPS-IP Connection 30; where the        138              138           Union Electric and CIPS (Ill-Mo Pool
138 kV                   CIPS 138 kV line from Meredosia to                                     Interconnection Agreement)
                         Pawnee connects to the IP tapping
                         structure, located between CIPS'
                         structure -669 and 670,
                         approximately 2.6 miles west of
                         CIPS' North Jacksonville Substation
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South Mt. Vernon         CIPS-IP Connection 31; where the IP     138              138           Union Electric and CIPS (Ill-Mo Pool
                         138 kV Waltonville Shell Substation                                    Interconnection Agreement)
                         line connects to the CIPS 138 kV
                         West Mt. Vernon - West Frankfort
                         line at structure #776
                         approximately 2.6 miles southwest
                         of IP's Mt. Vernon 42nd Street
                         Substation
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South Concord 138 KV     CIPS-IP Connection 32; where the        138              138           Union Electric and CIPS (Ill-Mo Pool
                         CIPS 138 kV line from Meredosia to                                     Interconnection Agreement)
                         Pawnee connects to the IP tapping
                         structure, located just south of
                         Concord between CIPS' structures
                         722 and 724, approximately 8.1
                         miles west of CIPS' North
                         Jacksonville Substation
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                                                                          6
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South Jacksonville       Appendix "J";; where the CIPS 69 kV              69               69   -CIPS and IP Reserve and Emergency
(used as Reserve/        South Woodson line connects to IP                                      Interchange Agreement
Emergency point only)    69 kV Line 6654 at pole 67 south of
                         Jacksonville
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West Mt. Vernon 345 KV   CIPS-IP Connection 34; where the        345              345           Union Electric and CIPS (Ill-Mo Pool
(Line 4591)              CIPS 345 kV line from Newton                                           Interconnection Agreement)
                         connects with the IP 345 kV line
                         from West Mt. Vernon at IP
                         Structure #239, approximately 3.0
                         miles northeast of Xenia, Illinois
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Humrick (Line 6611)      CIPS-IP Connection 35; where the IP     69                69           Union Electric and CIPS (Ill-Mo Pool
                         69 kV Humrick-Amoco Substation Line                                    Interconnection Agreement)
                         6611 connects to the CIPS 69 kV
                         Hoopeston-Paris line at Structure
                         No. 1191, approximately 2.0 miles
                         east of Ridgefarm, Illinois
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East West Frankfort      CIPS-IP Connection 36; where the IP     345              345           Union Electric and CIPS (Ill-Mo Pool
(Line 4561)              portion of the 345 kV Shawnee (TVA)                                    Interconnection Agreement)
                         to Mt. Vernon (IP) line connects to
                         the CIPS substation structure,
                         located between IP line structures
                         344 and 345
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Blue Mound               CIPS-IP Connection 37; where the IP     138              138           Union Electric and CIPS (Ill-Mo Pool
                         138 kV Mt. Auburn Shell Oil                                            Interconnection Agreement)
                         Substation line, connects to the
                         CIPS 138 kV Explorer Pipeline
                         Substation line, approximately
                         three -miles northwest of Blue
                         Mound, Illinois
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157 and 64 N, Mt. Vernon CIPS-IP Connection 38; the point in     138              138           Union Electric and CIPS (Ill-Mo Pool
                         the CIPS 138 kV line between IP's                                      Interconnection Agreement)
                         West Mt. Vernon and Mt. Vernon 42nd
                         Street Substation where IP connects
                         to the CIPS 138 kV tap structure
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                                                                          7
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Sidney - West Kansas 345 CIPS-IP Connection 39; where the IP     345              345           Union Electric and CIPS (Ill-Mo Pool
KV (Line 4525)           345 kV line (Line 4525) from IP's                                      Interconnection Agreement)
                         Sidney Substation connects to CIPS
                         345 kV switch No. 3531 at CIPS'
                         West Kansas Substation
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North Coffeen (Line      CIPS-IP Connection 40; where the IP     138              138           Union Electric and CIPS (Ill-Mo Pool
1626)                    138 kV Midway-North Coffeen                                            Interconnection Agreement)
                         transmission line connects to the
                         138 kV terminal structure at the
                         CIPS North Coffeen Substation
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Nason Point              CIPS-IP Connection 41; the point        138              138           Union Electric and CIPS (Ill-Mo Pool
                         (CIPS structure No. 838) where the                                     Interconnection Agreement)
                         IP 138 kV line to Nason Point
                         Substation taps into the CIPS 138
                         kV line between West Frankfort and
                         West Mt. Vernon
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Rising                   CIPS-IP Connection 42; where the        138              138           Union Electric and CIPS (Ill-Mo Pool
                         CIPS 138 kV line from CIPS' Rantoul                                    Interconnection Agreement)
                         Substation connects to the 138 kV
                         line terminal structure in IP's
                         Rising Substation
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Ina                      CIPS-IP Connection 43; the point        138              138           Union Electric and CIPS (Ill-Mo Pool
                         where CIPS 138 kV Ina Substation                                       Interconnection Agreement)
                         (Mt.Vernon, West line terminal)
                         connects to the CIPS 138 kV West
                         Frankfort-Mt.Vernon, West line
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                                                                          8
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AMEREN - UE
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Wood River               IP-UE Connection 1; where UE's 34.5             34.5             34.5  Union Electric and CIPS (Ill-Mo Pool
                         kV Wood River-Federal No. 4 circuit                                    Interconnection Agreement)
                         from its Federal Substation
                         connects to the structure at the IP
                         Wood River Power Station in Wood
                         River, Illinois
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Venice 69 (Line 6631 &   IP-UE Connection 2; where the two                69               69   Union Electric and CIPS (Ill-Mo Pool
6632)                    IP 69 kV lines from IP's Granite                                       Interconnection Agreement)
                         City Steel Substation connect to
                         the structure at the UE Venice
                         Power Station in Venice, Illinois
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Venice 34 (Line 3391 &   IP-UE Connection 3; where the two                12              34.5  Union Electric and CIPS (Ill-Mo Pool
3392)                    IP 34.5/13.8 kV transformers                                           Interconnection Agreement)
                         connect to the 13.8 kV cables at
                         the UE Venice Power Station in
                         Venice, Illinois -
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Fairview (TERMINATED)    IP-UE Connection 4: (terminated)                                       Union Electric and CIPS (Ill-Mo Pool
                                                                                                Interconnection Agreement)
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Cahokia 138 (Line 1492)  IP-UE Connection 5; where the IP                                       Union Electric and CIPS (Ill-Mo Pool
                         138 kV line from the Belleville                                        Interconnection Agreement)
                         Turkey Hill Substation connects to
                         the structure at the UE Cahokia
                         Substation in Sauget, Illinois
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                                                                          9
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West Frankfort           IP-UE Connection 6; (terminated)                                       Union Electric and CIPS (Ill-Mo Pool
(TERMINATED)                                                                                    Interconnection Agreement)
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Roxford 1502 (Line 1502) IP-UE Connection 7; where the IP        138              138           Union Electric and CIPS (Ill-Mo Pool
                         138 kV line 1502 from Wood River                                       Interconnection Agreement)
                         Power Station connects to the
                         structure at the UE Roxford
                         Substation in Hartford, Illinois
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Roxford 1506 (Line 1506) IP-UE Connection 8; where the IP        138              138           Union Electric and CIPS (Ill-Mo Pool
                         138 kV line -1506 from Wood River                                      Interconnection Agreement)
                         Power Station connects to the
                         structure at the UE Roxford
                         Substation in Hartford, Illinois
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Laclede Steel (Lines     IP-UE Connection 9; points where        138              138           Union Electric and CIPS (Ill-Mo Pool
1456 & 1436)             the UE 138 kV lines from its                                           Interconnection Agreement)
                         Laclede Steel Substation tap the
                         IP 138 kV lines 1436 and 1456 from
                         the Wood River Power Station on the
                         UE tapping structure near Wood
                         River, Illinois (Also provides for
                         emergency supply to UE
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Venice 138 (Line 1452)   IP-UE Connection 10; where the IP       138              138           Union Electric and CIPS (Ill-Mo Pool
                         138 kV line from its Madison                                           Interconnection Agreement)
                         Industrial Substation in Madison,
                         Illinois connects to the structure
                         at the UE Venice Power Station in
                         Venice, Illinois
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Roxford 4551             IP-UE Connection 11: where the IP       345              345           Union Electric and CIPS (Ill-Mo Pool
                         345 kV line from the CIPS Coffeen                                      Interconnection Agreement)
                         Power Station connects to the
                         structure at the UE Roxford
                         Substation in Hartford, Illinois.-
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St. Johns                IP-UE Connection 12; where the IP       230              230           Union Electric and CIPS (Ill-Mo Pool
                         line from its St. Johns Substation                                     Interconnection Agreement)
                         connects to the tapping structure
                         of the UE 230 kV line from Cahokia
                         to West Frankfort near St. Johns,
                         Illinois
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                                                                          10
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North Coulterville       IP-UE Connection 13; where the IP       230              230           Union Electric and CIPS (Ill-Mo Pool
                         line from its North Coulterville                                       Interconnection Agreement)
                         Substation connects to the tapping
                         structure of the UE 230 kV line
                         from Cahokia to West Frankfort near
                         Coulterville, Illinois
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Cahokia 345 (Line 4511)  IP-UE Connection 14; where the IP       345              345           Union Electric and CIPS (Ill-Mo Pool
                         345 kV line 4511 from the Baldwin                                      Interconnection Agreement)
                         Power Station connects to the UE
                         Cahokia Substation structure in
                         Sauget, Illinois
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Dupo Ferry Road Sub.     IP-UE Connection 15; where the          138              138           Union Electric and CIPS (Ill-Mo Pool
                         lines from IP's Dupo Ferry Road                                        Interconnection Agreement)
                         Substation connect to the tapping
                         towers 49A and 50A, in UE's 138 kV
                         Cahokia-Dupo Ferry and
                         Dupo-Ferry-Buck Knob lines,
                         respectively, near Dupo, Illinois
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Roxford 4531 (Line 4531) IP-UE Connection 16; where IP's 345     345              345           Union Electric and CIPS (Ill-Mo Pool
                         kV Line No 4531 from its Stallings                                     Interconnection Agreement)
                         Substation connects to the
                         structure at UE's Roxford
                         Substation in Hartford, Illinois
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Frey (TERMINATED)        IP-UE Connection 17; (terminated)                                      Union Electric and CIPS (Ill-Mo Pool
                                                                                                Interconnection Agreement)
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Black Lane               IP-UE Connection 18; where UE's                   4                4   Union Electric and CIPS (Ill-Mo Pool
                         4160 volt line connects to a feeder                                    Interconnection Agreement)
                         position in IP's Exermont-Bernice
                         Substation at Bernice and Cole
                         Streets near the Fairmont Jockey
                         Club, near Collinsville, Illinois
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Piasa (emergency tie     (Not numbered)                                                         Union Electric and CIPS (Ill-Mo Pool
only)                                                                                           Interconnection Agreement)
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                                                                          11
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Cahokia - Line 2303      (I think this is IP-UE Connection                                      Union Electric and CIPS (Ill-Mo Pool
                         13)                                                                    Interconnection Agreement)
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East Lanesville                                                                                 Union Electric and CIPS (Ill-Mo Pool
                                                                                                Interconnection Agreement)
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East West Frankfort S.   (I think this is CIPS-IP Connection                                    Union Electric and CIPS (Ill-Mo Pool
Line 4565                36)                                                                    Interconnection Agreement)
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Ina - Line 1336          (I think this CIPS - IP Connection                                     Union Electric and CIPS (Ill-Mo Pool
                         26)                                                                    Interconnection Agreement)
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IPK 1696                                                                                        Union Electric and CIPS (Ill-Mo Pool
                                                                                                Interconnection Agreement)
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Jacksonville Industrial  I think this is CIPS-IP Connection                                     Union Electric and CIPS (Ill-Mo Pool
Park - Line 1612         32)                                                                    Interconnection Agreement)
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Pinckneyville 1          (This is not a connection with IP)                                     -
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Pinckneyville 2          (This is not a connection with IP)                                     -
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Roxford - Line 4581      (This is IP-UE Connection 16;                                          Union Electric and CIPS (Ill-Mo Pool
                         there has been a number change from                                    Interconnection Agreement)
                         4531 to 4581)
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West Frankfort - Line    (I think this is the IP-UE                                             Union Electric and CIPS (Ill-Mo Pool
2303                     Connection 6)                                                          Interconnection Agreement)
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West Kansas - Line 4525  (I think this CIPS-IP Connection                                       Union Electric and CIPS (Ill-Mo Pool
                         39)                                                                    Interconnection Agreement)
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(See separate tab for                                                      x                x   IP-UE Borderline Agreement
accounting for IP-UE
Borderline Agreement)
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AMEREN - CILCO
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Bement (Line IP--3416)   Connection 5; where CIL's Bement                34.5             34.5  Central Illinois Light Company
                         Substation connects to IP's Decatur
                         Monticello 34.5 kV circuit no.
                         3416, approximately 6.9 miles south
                         of IP's Monticello Substation
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Elkhart -(Springfield)   CIL-IP Connection 3; where the CIL      138              138           Central Illinois Light Company
-(Line 1422)             138 kV circuit from its East
                         Springfield Substation connects to
                         the IP 138 kV Elkhart Switching
                         Station
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                                                                          12
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Hallock (Line 1512)      CIL-IP Connection 2; where the IP       138              138           Central Illinois Light Company
                         138 kV line 1512 connects to the
                         CIL -tap structure northeast of
                         Chillicothe, Illinois
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Homer (Line 6608)        CIL-IP Connection 6; where                       69               69   Central Illinois Light Company
                         conductors from CIL's
                         Homer-Fairmont 69 kV line connect
                         to IP's Vermilion-North Champaign
                         69 kV Circuit No. 6608,
                         approximately 8.6 miles southwest
                         of IP's Vermilion Substation
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Lincoln (Line 1346)      CIL-IP Connection 4; where the IP       138              138           Central Illinois Light Company
                         138 kV Havana-Decatur line 1346
                         connects to the CIL 138 kV tap
                         structure southwest of Lincoln,
                         Illinois
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South Bement (Line 3416) CIL-IP Connection 7; where CIL's                34.5             34.5  Central Illinois Light Company
(Hammond)                34.5 kV circuit to the Hammond
                         Substation connects to IP's
                         Decatur-Monticello 34.5 kV Circuit
                         No. 3416, approximately 2 miles
                         south of CIL's Bement Substation
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Spring Bay (Line 1512)   CIL-IP Connection 1; where the CIL      138              138           Central Illinois Light Company
                         138 kV East Peoria line connects to
                         structure 293 in the IP 138 kV
                         line 1512 near Spring Bay, Illinois
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St. Joseph (Line 6608)   CIL-IP Connection 8; where                       69               69   Central Illinois Light Company
(Glover)                 conductors from CIL's Glover
                         Substation connect to IP's
                         Vermilion-North Champaign 69 kV
                         Circuit No. 6608, approximately
                         11.8 miles east of IP's North
                         Champaign Substation. Connects
                         Glover, Homer and St. Joseph from
                         this point.
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